Exhibit 10.4


6-1162-GOC-044
March 21, 1997



CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:       Letter Agreement No. 6-1162-GOC-044 to
               Purchase Agreement No. 1783 -
               Application of Advance Payments


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated
March 18, 1993 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please indicate your acceptance by signing below.

Boeing has received and is holding advance payments for Model 737 aircraft to be delivered to Buyer under Purchase Agreement No. 1951 (Advance Payments). In order to complete the delivery of Model 757 aircraft designated as Tab Block ND318, Manufacturer's serial number 27560, on March 21, 1997, (Aircraft ND318) and in consideration of Buyer's commitment to pay the balance due at the time of delivery, Boeing may apply [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] of the Advance Payments against the balance due on Aircraft ND318.

Buyer agrees to reimburse Boeing on March 24, 1997, the amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] plus interest on that amount for the period between March 21 and March 24, 1997, with the interest to be calculated as described in paragraph 5 of Letter Agreement 6-1162-WLJ-375R4.


Very truly yours,

THE BOEING COMPANY

  Original signed by:

By     Gunar O. Clem

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: March 21, 1997

CONTINENTAL AIRLINES, INC.

  Original signed by:

By     Jeffery M. Smisek

Its    Executive Vice President and
              General Counsel